Exhibit 99.4

SUBSIDIARY PATENT PROCEEDS SECURITY AGREEMENT

SUBSIDIARY PATENT PROCEEDS SECURITY AGREEMENT (this “Security Agreement”) dated as of February 19, 2021 (the “Effective Date”), among Quest Patent Research Corporation, a Delaware corporation (the “Company”), Quest Licensing Corporation, a Delaware corporation (“QLC”), Quest NetTech Corporation, a Texas corporation (as successor to Wynn Technologies Inc.) (“NetTech”), Mariner IC Inc., a Texas corporation (“Mariner”), Semcon IP Inc., a Texas corporation (“Semcon”), IC Kinetics Inc., a Texas corporation (“IC”), CXT Systems Inc., a Texas corporation (“CXT”), M-Red Inc., a Texas corporation (“MRED”) and Audio Messaging Inc., a Texas corporation (“AMI”) ,(each of the QLC, NetTech, Mariner, Semcon, IC, CXT, MRED and AMI, a “Pledgor” and collectively “Pledgors”), and QPRC Finance LLC, a Delaware limited liability company (the “Buyer”), and is effective as of the Effective Date.

WHEREAS, the Company and Intelligent Partners LLC, a Delaware limited liability company (“IPLLC”) are parties to that certain Restructure Agreement (the “Restructure Agreement”) dated as of the Restructure Date, as defined therein (the “Restructure Date”);

WHEREAS, the Company and the Buyer are parties to that certain Prepaid Forward Purchase Agreement dated as of the Effective Date (the “Purchase Agreement”);

WHEREAS, it is a condition precedent to the Buyer’s entering into the Purchase Agreement and providing funds to the Company thereunder that the Pledgors execute and deliver to the Buyer this Security Agreement to secure their guaranty of the Company’s obligations under the Purchase Agreement;

WHEREAS, the Pledgors have entered into the MPA-CP; MPA-CXT; MPA-MR and MPA-AMI, dated as of the Restructure Date (each a “Restructure MPA” and together the “Restructure MPAs”) as defined in the Restructure Agreement and copies of which are attached hereto as Exhibit A; and

WHEREAS, to secure the payment of the Obligations, as defined below, each Pledgor desires to grant the Buyer a security interest in all of its or their right title and interest in Gross Monetization Proceeds, as defined in the applicable Restructure MPA, from the monetization of the Patents, as defined below;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	DEFINITIONS.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Purchase Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Security Agreement referred to below:

(a) “Collateral”.  Means all of each Pledgor’s right, title and interest in and to all of the Gross Monetization Proceeds as defined in the applicable Restructure MPA.

(b) “Intercreditor Agreement”. Means the Intercreditor and Subordination Agreement among the Buyer, IPLLC, the Company and the Pledgors.

(c) “Junior Lien”. Means any security interest in favor of IPLLC in the Collateral granted by the Pledgors pursuant to the Junior Security Agreement or otherwise.

(d) “Junior Security Agreement”. Means the Amended and Restated Security Agreement dated as of February 19, 2021 made by the Company and the Pledgors in favor of IPLLC with respect to the Collateral.

(e) “Obligations”. Means all present and future obligations of the Company to the Buyer of any kind or nature, including, without limitation: (i) the Company’s obligations to the Buyer under the Investment Documents, including payment of the Investment Return, and any claims for breach of any of the Investment Documents; (ii) the repayment of (a) any amounts that the Buyer may advance or spend for the maintenance, preservation or enforcement of the Collateral and the Buyer’s rights under the Investment Documents, and (b) any other expenditures that the Buyer may make under or in connection with the Investment Documents and the enforcement thereof; (iii) all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations and (iv) any of the foregoing that arises after the filing of a petition by or against the Company under the Bankruptcy Code (including, without limitation, any amounts which would accrue and become due but for the commencement of such petition).

(f) “Patents”.  Means the United States patents and patent applications identified on the applicable Restructure MPA, including all patents and patent applications related thereto, and all patents and patent applications claiming benefit, in whole or in part, of any of their filing dates including, but not limited to, extensions, divisionals, continuations, continuations-in-part, reissues, reexaminations, substitutions and foreign counterparts of any of the foregoing, the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein, and the right (but not the obligation) to make and prosecute applications for such patents.

(g) “Permitted Liens”.  Means all existing security interests in the Collateral as set forth or permitted in and under the applicable Restructure MPA other than the Junior Lien.

(h) “Pledgors’ Guaranty”. Means the Subsidiary Continuing Guaranty Agreement of the Pledgors pursuant to which the Pledgors have agreed to pay to the Buyer certain Gross Monetization Proceeds in satisfaction of the sums owed by the Company under the Purchase Agreement.

2.	GRANT OF SECURITY INTEREST.

(a) To secure the payment in full of the Obligations each Pledgor hereby grants to the Buyer a continuing security interest in all of the Collateral.

(b) The security interest in the Collateral created hereby will be junior and subordinate to:

(i) the Permitted Liens.

(c) The security interest in the Collateral created hereby will be senior in priority to the Junior Lien and any other security interest on the Collateral other than the Permitted Liens.

(d) All rights of the Buyer and the security interests granted to the Buyer hereunder, and all Obligations, shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of the Purchase Agreement, any Investment Documents, or any Restructure MPA; (ii) the failure of the Buyer (A) to assert any claim or demand or to enforce any right or remedy against any Pledgor or any other Person under the provisions of the Purchase Agreement, the Investment Documents, the Restructure MPAs, the Pledgors’ Guaranty or otherwise, or (B) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations; (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation; (iv) any reduction, limitation, impairment or termination of any Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations; (v) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Purchase Agreement, the Investment Documents, the Intercreditor Agreement, the Pledgors’ Guaranty, the Restructure Agreement, or any Restructure MPA; (vi) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations; or (vii) any other circumstances that might otherwise constitute a defense available to, or a legal or equitable discharge of, any Pledgor, any surety or any guarantor.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Pledgor represents warrants and covenants that:

(a) the Pledgor has the right to enter into this Security Agreement and perform its terms;

(b) this Security Agreement creates in favor of the Buyer a valid security interest in the Collateral, subordinate only to the Permitted Liens;

(c) the Pledgor authorizes the Buyer’s filing of financing statements (and any amendments thereto) in such jurisdictions as may be designated by the Buyer and to take such other steps and make such other filings as the Buyer may determine to perfect the Buyer’s lien in and to the Collateral (For the avoidance of doubt, Pledgor authorizes the Buyer’s indication of the Collateral pursuant to UCC § 9-504(2)); and

(d) no authorization, approval or other action by, and no notice to or filing with any governmental or regulatory authority, agency or office is required either (i) for the grant by the Pledgor or the effectiveness of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Pledgor, or the exercise by the Buyer of any of its rights and remedies hereunder, or (ii) except for the filing of financing statements with Secretary of State for the States of Delaware and Texas under the Uniform Commercial Code and the filing of this Security Agreement with the United States Patent and Trademark Office, and except for any filings that may be required in jurisdictions outside the United States, for the perfection of the security interest granted hereby.

4.	NO TRANSFER OR INCONSISTENT AGREEMENTS.

Without the Buyer’s prior written consent, except to the extent expressly permitted hereunder or pursuant to the Purchase Agreement, the Intercreditor Agreement, and each Restructure MPA, as applicable, no Pledgor will (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, or alienate any of the Collateral (other than the Permitted Liens and the Junior Lien) or (ii) enter into any agreement that is inconsistent with the Pledgor’s obligations under this Security Agreement.

5.	AFTER-ACQUIRED RIGHTS, ETC.

(a) After-acquired Patents.  If, before all of the Obligations shall have finally been paid in full, any Pledgor shall obtain any right, title or interest in or to, or become entitled to the benefit of, any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patents or any improvement on any of the Patents, the provisions of this Security Agreement shall automatically apply thereto, and such Pledgor shall promptly execute and deliver to the Buyer such documents or instruments as the Buyer may reasonably request in connection therewith; provided.

(b) No Approval.  Each Pledgor hereby acknowledges and agrees that any future or other patents described in Section 5(a) shall be included as Patents under this Security Agreement, without the necessity of the Pledgor’s further approval or signature.

6.	REMEDIES.

If any Event of Default, as defined in the Purchase Agreement, shall have occurred and be continuing, then upon notice by the Buyer to each Pledgor, the Buyer shall have, in addition to all other rights and remedies given it by this Security Agreement, all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of Delaware or New York, and, without limiting the generality of the foregoing, subject to applicable law, the Buyer may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to any Pledgor, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Collateral, or any interest which any Pledgor may have therein, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for broker’s fees and legal services) related thereto, shall apply the residue of such proceeds toward the payment of the Obligations, whether on account of interest or otherwise as the Buyer, in its sole discretion, may elect. If such proceeds are insufficient to pay the Obligations or any other amounts required by law, the Company shall be liable for any deficiency. Notice of any sale, license or other disposition of any of the Collateral shall be given to the Pledgor of the relevant Collateral at least five (5) Business Days before the time that any intended public sale or other disposition of such Collateral is to be made or after which any private sale or other disposition of such Collateral may be made, which each Pledgor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Buyer may, to the extent permitted under applicable law, purchase or license the whole or any part of the Collateral or interests therein sold, licensed, or otherwise disposed of.

7.	POWER OF ATTORNEY.

If any Event of Default shall have occurred and be continuing, each Pledgor does hereby make, constitute and appoint the Buyer (and any officer or agent of the Buyer as the Buyer may select in its exclusive discretion) as the Pledgor’s true and lawful attorney-in-fact, with the power to endorse the Pledgor’s name on all applications, documents, papers and instruments necessary for the Buyer to use any of the Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Collateral, to grant or issue any exclusive or nonexclusive license of any of the Collateral to any third person, or necessary for the Buyer to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Pledgor is obligated to execute and do hereunder. This power of attorney shall be irrevocable for the duration of this Security Agreement.

8.	FURTHER ASSURANCES.

Each Pledgor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Buyer may reasonably request or as may be necessary in order to implement the provisions of this Security Agreement or to assure and confirm to the Buyer the grant, perfection and priority of the Buyer’s security interest in any of the Collateral.

9.	TERMINATION.

At such time as all of the Obligations have been finally paid and satisfied in full, this Security Agreement shall terminate, and the Buyer shall, promptly ,and in any event within five (5) business days of request from a Pledgor, execute and deliver to such Pledgor, at the expense of the Pledgor, all deeds, assignments and other instruments as may be reasonably necessary or proper to reassign and reconvey to and re-vest in the Pledgor the entire right, title and interest to the Collateral previously granted, assigned, transferred and conveyed to the Buyer by the Pledgor pursuant to this Security Agreement, as fully as if this Security Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by the Buyer in accordance herewith.

10.	COURSE OF DEALING.

No course of dealing among the Pledgors and the Buyer, nor any failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11.	EXPENSES.

Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys’ fees and legal expenses, incurred by the Buyer in its capacity as secured party in connection with the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any of the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Collateral, shall be borne and paid by the Pledgors, jointly and severally.

12.	INDEMNIFICATION.

THE PLEDGORS, JOINTLY AND SEVERALLY, SHALL INDEMNIFY THE BUYER FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES (“LOSSES”) INCURRED BY THE BUYER IN ITS CAPACITY AS SECURED PARTY WITH RESPECT TO ANY CLAIM OR CLAIMS BROUGHT BY THIRD PARTIES REGARDING ANY PLEDGOR’S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE.

13.	RIGHTS AND REMEDIES CUMULATIVE.

All of the Buyer’s rights and remedies with respect to Events of Default relating to the Collateral, shall be cumulative and may be exercised singularly or concurrently. This Security Agreement is supplemental to the Purchase Agreement and the Investment Documents\, as applicable, and nothing contained herein shall in any way derogate from any of the rights or remedies of the Buyer contained therein. Nothing contained in this Security Agreement shall be deemed to extend the time of attachment or perfection of or otherwise impair the security interest in any of the Collateral granted to the Buyer under the Purchase Agreement or the Investment Documents.

14.	NOTICES.

All notices and other communications made or required to be given pursuant to this Security Agreement shall be made pursuant to the Purchase Agreement.

15.	AMENDMENT AND WAIVER.

This Security Agreement is subject to modification only by a writing signed by the Buyer and each Pledgor, except as provided in Section 5(b). Neither party shall be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by it. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

16.	GOVERNING LAW, ARBITRATION, AND JURISDICTION.

The provisions of Section 13 of the Purchase Agreement are hereby incorporated into this Security Agreement, as if all of the parties to this Security Agreement were parties to the Purchase Agreement.

17.	MISCELLANEOUS.

The headings of each section of this Security Agreement are for convenience only and shall not define or limit the provisions thereof. This Security Agreement and all rights and obligations hereunder shall be binding upon each Pledgor and its successors and assigns and shall inure to the benefit of the Buyer and its successors and assigns. In the event of any irreconcilable conflict between the provisions of this Security Agreement and the Purchase Agreement or the Investment Documents, as applicable, the provisions of the Purchase Agreement or that Investment Documents, as applicable shall control. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Security Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

[Signature page immediately follows.]

IN WITNESS WHEREOF, this Security Agreement has been executed as of the day and year first above written.

QUEST PATENT RESEARCH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

QUEST LICENSING CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

QUEST NETTECH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

MARINER IC INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

SEMCON IP INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

IC KINETICS INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

CXT SYSTEMS INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

M-RED INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

AUDIO MESSAGING INC.

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

QPRC FINANCE LLC

By:
Name:
Title: